UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 24, 2017

(Exact name of registrant as specified in charter)

Wyoming	000-08447	83-0219465
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 East Campus View Blvd., Ste. 200, Columbus, Ohio	43235
Address of Principal Executive Offices	(Zip Code)

Registrant's telephone number, including area code:   (614) 985-3648

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K/A and unless otherwise indicated, the terms “the Company,” “Omega,” “we,” “us” and “our” refer to Omega Commercial Finance Corp. and its subsidiaries.

This Current Report on Form 8-K/A amends and restates the Company’s Current Report on Form 8-K with respect to the subject matter hereof, filed on February 10, 2017, in its entirety.

Item 4.01

Changes in Registrant’s Certifying Accountant.

(a)

Termination of D. Brooks & Associates CPAS, P.A.

(i)

Effective January 20, 2017, we terminated D. Brooks & Associates, CPAS, P.A. (“DBA”), as the Company’s independent registered public accounting firm.  The decision to terminate D. Brooks & Associates, CPAS, P.A. was unanimously approved by the board of directors of Omega (the “Board”) on January 18, 2017.

(ii)

DBA has not issued a report on the Company’s financial statements for any fiscal year.  During the period from September 4, 2015 (the date DBA was engaged by the Company) and through the date of this report (a) there have been no disagreements with DBA, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; (b) no such disagreement was discussed with the Board or any committee of the Board; and (c) there have been no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iii)

Omega provided DBA with a copy of this report and requested DBA to furnish us with a letter addressed to the Securities and Exchange Commission stating whether DBA agrees with the statements made by the Company in this Report and, if not, stating the respects in which it does not agree. The letter from DBA is filed as Exhibit 16.1 to this report.

(b)

Engagement of Soles, Heyn & Company LLP.

(i)

Effective January 20, 2017, Omega engaged Soles, Heyn & Company LLP (“SHC”) as our independent public registered accounting firm. The engagement of SHC was approved by the Company’s board of directors on January 18, 2017.

(ii)

In connection with the Company’s engagement of SHC as our independent registered public accounting firm, we have not consulted SHC on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or to the type of audit opinion which might be rendered on the Company’s financial statements. Moreover, during the years ended December 31, 2014, 2015 and 2016 and the subsequent period through the date of engagement, we did not consult SHC regarding any of the matters outlined in Item 304(a)(2) of Regulation S-K.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No	Description

16.1	Letter from D. Brooks & Associates, CPAS, P.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2017	OMEGA COMMERCIAL FINANCE CORP.

	By:	/s/Todd C. Buxton
Todd C. Buxton, Chief Executive Officer